UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2024

 Mallinckrodt plc
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)
+353 1 696 0000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
As previously disclosed, on August 3, 2024, Mallinckrodt plc (the “Company” or “Mallinckrodt”) entered into a Purchase and Sale Agreement (as amended on November 29, 2024, the “Agreement”) with Solaris Bidco Limited, Solaris IPCo Limited and Solaris US BidCo, LLC (collectively, the “Purchasers”), affiliates of CVC Capital Partners Fund IX, for the transfer of the assets and liabilities constituting the Company’s Therakos® business (the “Therakos Business”) to Purchasers. Upon the terms and subject to the conditions set forth in the Agreement, Purchasers agreed to acquire the Therakos Business from the Company (the “Therakos Transaction”) for a base purchase price of $925.0 million, subject to customary adjustments. On November 29, 2024, the Company completed the sale of the Therakos Business for total cash consideration of $887.6 million, which amount is net of preliminary purchase price adjustments, including an adjustment based on estimated net working capital at close.
The Company is required to use the cash consideration from the Therakos Transaction, less items such as associated taxes, costs, and expenses, to prepay its senior secured first lien “first-out” term loans and “second-out” term loans (together, the “Takeback Term Loans”) and redeem a portion of its “second-out” 14.75% senior secured first lien notes due 2028 (the “Takeback Notes”, and, together with the Takeback Term Loans, the “Takeback Debt”). Such mandatory prepayment requires the Company to pay a makewhole premium with the prepaid or redeemed Takeback Debt.
On December 6, 2024, the Company will (i) mandatorily prepay its Takeback Term Loans in an aggregate principal amount of approximately $474.1 million (of which approximately $227.1 million shall consist of its “first-out” term loans and approximately $247.0 million shall consist of its “second-out” term loans) together with a payment of approximately $36.4 million in required makewhole premium (of which approximately $15.2 million shall be in respect of its “first-out” term loans and approximately $21.2 million shall be in respect of its “second-out” term loans) and (ii) mandatorily redeem approximately $301.4 million in aggregate principal amount of Takeback Notes together with a payment of approximately $27.3 million in required makewhole premium.
The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement filed herewith as Exhibit 2.1 and Exhibit 2.2 each incorporated herein by reference.
Item 2.04    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement
The information set forth in Item 2.01 is incorporated herein by reference. The description of the Takeback Debt included in the Company’s Quarterly Report on Form 10-Q filed on November 5, 2024 and under Item 1.01 of the Company’s Current Report on Form 8-K filed on November 15, 2023 are each incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
Second Amended and Restated Transaction Incentive Plan
As previously disclosed, on February 2, 2024, the Board of Directors (“Board”) of the Company adopted a Transaction Incentive Plan (the “Transaction Incentive Plan”) and, on August 4, 2024, the Board adopted an amended and restated Transaction Incentive Plan (the “A&R Transaction Incentive Plan”). On December 2, 2024, the Board adopted the second amended and restated Transaction Incentive Plan (the “Second A&R Transaction Incentive Plan”), which is intended to compensate designated executive officers and non-employee directors with bonus payments to be made upon the consummation of qualifying strategic transactions and dispositions (each, a “Transaction”). The Second A&R Transaction Incentive Plan is effective as of January 1, 2024 and shall remain in effect until the earlier of January 1, 2027 or a Qualifying Significant Event (as defined in the Second A&R Transaction Incentive Plan).
The aggregate value of the bonuses payable under the Second A&R Transaction Incentive Plan will vary based on the amount of proceeds received by or the value attributed to the Company in connection with the applicable Transaction and when such Transaction signs or closes, but in no instance shall the aggregate value of bonuses payable to executive officers and directors with respect to a Transaction exceed 3% of the proceeds received by or the value attributed to the Company in connection with such Transaction. Each bonus payment earned under the Second A&R Transaction Incentive Plan will be generally delivered 50% in connection with closing of the applicable Transaction and 50% on the earlier of (a) December 31, 2026 and (b) a Significant Asset Transaction (as defined in the Second A&R Transaction Incentive Plan); provided, however that in the event that a Transaction closes following a Qualifying Significant Event or a Significant Asset Transaction, 100% of the applicable bonus payment earned with respect to such Transaction generally will be paid in connection with closing of such Transaction, or, if later, when such proceeds are received.

In order to be eligible for any bonus payments under the Second A&R Transaction Incentive Plan, a participant must remain in service to the Company on the applicable date or no longer be in service to the Company by reason of death or Disability or termination without Cause or, in the case of an executive, departure for Good Reason (as each such term is defined pursuant to the participation letters issued in connection with the Second A&R Transaction Incentive Plan). Bonus payments that relate to deferred proceeds will generally be paid in connection with the receipt of those proceeds if the participant either continued service through the payment date or was involuntarily terminated prior to the payment date. In the event of a participant’s termination of employment or service to the Company without Cause, in the case of an executive’s departure for Good Reason, or as a result of death or Disability, the participant will be entitled to receive all earned and unpaid Transaction bonuses and all bonuses that would have been earned for Transactions that signed within six months after the date of termination.
Specified executive officers and the non-employee directors who were previously designated as participants under the A&R Transaction Incentive Plan remain designated as participants under the Second A&R Transaction Incentive Plan without any changes to participation levels previously disclosed by the Company.
The foregoing description of the Second A&R Transaction Incentive Plan is qualified in its entirety by references to the terms and conditions of the Second A&R Transaction Incentive Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1.
Second Amended and Restated PSU Award Agreements to the Stock and Incentive Plan
Also on December 2, 2024, the Board adopted amendments to the award agreements (“Second A&R Award Agreements”) pursuant to which the Company had previously granted performance-vesting restricted units (“PSUs”) to the Company’s executive officers and directors. Such amendments provide that upon a Qualifying Significant Event (as defined in the Second A&R Award Agreements) that is not also a Change of Control (as defined in the Second A&R Award Agreements), the PSUs will convert into time-vested awards that will fully vest on the last day of the Performance Cycle (as defined in the Second A&R Award Agreements). Other key terms of the Second A&R Award Agreements are more fully described in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 6, 2024.
The foregoing description of the Second A&R Award Agreements is qualified in its entirety by reference to the forms of Second A&R Award Agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, and 10.4.
Item 7.01    Regulation FD Disclosure.
On December 2, 2024, the Company issued a press release announcing its completion of the sale of the Therakos Business. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information contained in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of the Company as of September 27, 2024, which primarily gives effect to the Therakos Transaction, and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 27, 2024 and the year ended December 29, 2023, which primarily give effect to the Therakos Transaction and the Company’s plan of reorganization and fresh start accounting, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
(d) Exhibits

Exhibit Number	Exhibit
2.1
Purchase and Sale Agreement, by and between the Company and Solaris Bidco Limited, Solaris IPCo Limited and Solaris US BidCo, LLC, dated as of August 3, 2024 (incorporated by reference to Exhibit 2.1 to Mallinckrodt plc’s Current Report on Form 8-K filed with the SEC on August 5, 2024) (filed under Item 2.01).

2.2	Amendment No. 1 to Purchase and Sale Agreement, by and between the Company and Solaris Bidco Limited, Solaris IPCo Limited and Solaris US BidCo, LLC, dated as of November 29, 2024.*
10.1	Mallinckrodt plc Second Amended and Restated Long-Term Transaction Incentive Plan (filed under Item 5.02).*
10.2	Form of Second Amended and Restated Performance Unit Award for the CEO under the Mallinckrodt plc 2024 Stock and Incentive Plan (filed under Item 5.02).*
10.3	Form of Second Amended and Restated Performance Unit Award for Executive Officers under the Mallinckrodt plc 2024 Stock and Incentive Plan (filed under Item 5.02).*
10.4	Form of Second Amended and Restated Performance Unit Award for Directors under the Mallinckrodt plc 2024 Stock and Incentive Plan (filed under Item 5.02).*
99.1	Press Release (furnished under Item 7.01).
99.2
Unaudited pro forma condensed combined balance sheet of the Company as of September 27, 2024 and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 27, 2024 and the year ended December 29, 2023 and the notes related thereto. (filed under Item 9.01).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).
*	Portions of the exhibit have been omitted in accordance with Item 601 of Regulation S-K.

CAUTIONARY STATEMENTS RELATED TO FORWARD-LOOKING STATEMENTS
Statements in this Current Report on Form 8-K that are not strictly historical, including statements regarding concerning our possible or assumed future financial condition and results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition, and the effects of future legislation or regulations and any other statements regarding events or developments that Mallinckrodt believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: ; the potential impact of the Therakos Transaction on our businesses; changes in Mallinckrodt’s board of directors, business strategy and performance; Mallinckrodt’s initiative to explore a variety of potential divestiture, financing and other transactional opportunities; the exercise of contingent value rights by the Opioid Master Disbursement Trust II (the “Trust”); Mallinckrodt’s repurchases of debt securities; the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; governmental investigations and inquiries, regulatory actions, and lawsuits, in each case related to Mallinckrodt or its officers; Mallinckrodt’s contractual and court-ordered compliance obligations that, if violated, could result in penalties; historical commercialization of opioids, including compliance with and restrictions under the global settlement to resolve all opioid-related claims; matters related to Acthar® Gel, including the settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the related corporate integrity agreement; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties following the emergence from the 2023 bankruptcy proceedings, as well as perceptions of the Company's increased performance and credit risks associated with its constrained liquidity position and capital structure; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even now that the emergence from the 2023 bankruptcy proceedings was successfully consummated; the non-dischargeability of certain claims against Mallinckrodt as part of the bankruptcy process; developing, funding and executing Mallinckrodt's business plan; Mallinckrodt’s capital structure since its emergence from the 2023 bankruptcy proceedings; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ or other payers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; any undesirable side effects caused by Mallinckrodt’s approved and investigational products, which could limit their commercial profile or result in other negative consequences; Mallinckrodt’s and its partners’ ability to successfully develop, commercialize or launch new products or expand commercial opportunities of existing products, including Acthar Gel (repository corticotropin injection) Single-Dose Pre-filled SelfJect™ Injector and the INOmax® Evolve™ platform; Mallinckrodt’s ability to successfully identify or discover additional products or product candidates; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights, including in relation to ongoing and future litigation; limited clinical trial data for Acthar Gel; the timing, expense and uncertainty associated with clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; business development activities or other strategic transactions; attraction and retention of key personnel; the effectiveness of information technology infrastructure, including risks of external attacks or failures; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive sufficient procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers and related market disruptions; conducting business internationally; Mallinckrodt’s ability to achieve expected benefits from prior or future restructuring activities; Mallinckrodt’s significant levels of intangible assets and related impairment testing; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and settlement obligation, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; restrictions contained in the agreements governing Mallinckrodt’s indebtedness and settlement obligation on Mallinckrodt’s operations, future financings and use of proceeds; actions taken by third parties, including the Company's creditors, the Trust and other stakeholders; Mallinckrodt’s variable rate indebtedness; Mallinckrodt's tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; future changes to applicable tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; the impact on the holders of Mallinckrodt’s ordinary shares if Mallinckrodt were to cease to be a reporting company in the United States; the comparability of Mallinckrodt’s post-emergence financial results and the projections filed with the Bankruptcy Court; and the lack of comparability of Mallinckrodt’s historical financial statements and information contained in its financial statements after the adoption of fresh-start accounting following emergence from the 2023 bankruptcy proceedings.

The “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023, Quarterly Report on Form 10-Q for the quarterly period ended March 29, 2024, Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2024, Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2024, and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Mallinckrodt's (www.mallinckrodt.com), identify and describe in more detail the risks and uncertainties to which Mallinckrodt’s businesses are subject. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. Given these uncertainties, one should not put undue reliance on any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	December 4, 2024	By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)